Exhibit 10.8.2
							    ---------------


                                ARRANGEMENT AGREEMENT

               THIS ARRANGEMENT AGREEMENT dated for reference the 13th day of November, 1996.

          BETWEEN:

               INDUSTRA SERVICE CORPORATION,
               a company incorporated under the laws of the Province of British Columbia,

               (hereinafter referred to as "Industra"),


                                                         OF THE FIRST PART;

               -AND-

               519742 B.C. LTD.,
               a company incorporated under the laws of the Province of British Columbia,

               (hereinafter referred to as "519742"),


                                                        OF THE SECOND PART;

               -AND-

               AMERICAN ECO CORPORATION,
               a corporation incorporated under the laws of the Province of Ontario,

               (hereinafter called "American Eco"),

                                                         OF THE THIRD PART.


               WHEREAS together with the Industra Common Shares acquired pursuant to the Offer on the basis of an exchange of 0.425 American Eco Common Shares for each Industra Common Share, American ECO owns 3,477,604 Industra Common Shares;

               AND WHEREAS the Offer contemplated that American Eco might complete a subsequent transaction pursuant to which Industra would become a wholly-owned subsidiary of American Eco;

               AND WHEREAS 519742 is  a wholly-owned subsidiary of American
          Eco  incorporated   for  the   sole  purpose  of   effecting  the
          Arrangement;


               AND WHEREAS Industra intends to propose to its shareholders an arrangement under section 276 of the Act, in accordance with the terms of the Arrangement;

               AND WHEREAS the parties hereto wish to enter into this Agreement to set forth their respective obligations with respect to the Arrangement;

               NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:


                                      ARTICLE 1

                                    INTERPRETATION

          1.1  DEFINITIONS

               In this Agreement, unless the subject matter or context is inconsistent therewith, the following terms and phrases shall have the following meanings respectively:

               "Act" means the British Columbia Company Act, R.S.B.C. 1979, c.59, as amended from time to time;

               "Agreement" means this arrangement agreement;

               "Amalgamated Company" refers to Industra after completion of the Arrangement;

               "Amalgamating Companies" means Industra and 519742;

               "American Eco Common Shares" means the common shares in the capital of American Eco;

               "American Eco Exchange Rights" means rights to exchange shares of certain subsidiaries of Industra for American Eco Common Shares to be issued to holders of Industra Exchange Rights upon completion of the Arrangement;

               "American Eco Options" means options of American Eco to be issued to holders of Industra Options upon completion of the Arrangement;

               "Arrangement" means the arrangement under  the provisions of section 276 of the Act, on the terms and conditions set forth in Schedule "A" hereto, or any amendment or variation thereto made in accordance with Section 8.3 or 8.4 hereof;

               "Business Day" means a day which is not a Saturday, a Sunday or a statutory holiday within the meaning of the Interpretation Act (Canada), as amended;

               "Court" means the Supreme Court of British Columbia;

               "Effective Date" means the date on which a certified copy of the Final Order has been accepted for filing by the Registrar,

               "Final Order" means the order of the Court approving the Arrangement, following the application therefor contemplated by
          Section 4.4 hereof;

               "Industra Exchange Rights" means rights to exchange shares of certain subsidiaries of Industra for Industra Shares;

               "Industra Information Circular" means the management information circular of Industra together with all schedules thereto to be prepared in connection with the Industra Special Meeting,

               "Industra Options" means options and rights to acquire shares of Industra as at the Effective Date;

               "Industra Shares" means the issued and outstanding common shares in the capital of Industra;

               "Industra Shareholders" means collectively the holders of the Industra Shares;

               "Industra Special Meeting" means the special meeting of the Industra Shareholders to be held to consider and, if deemed advisable, among other things, to approve the Arrangement, including any adjournments thereof;

               "Interim Order" means the order of the Court providing for among other things, the calling of the Industra Special Meeting;

               "Offer means the offer made on June 28, 1996 by American Eco to purchase all of the issued and outstanding Industra Shares; and
               "Plan of Arrangement" means the Plan of Arrangement appended as Schedule "A" hereto;

               "Registrar" means the Registrar of Companies under the Act.

          1.2  CURRENCY

               All  sums of money which  are referred to  in this Agreement
          are  expressed  in  lawful   money  of  Canada  unless  otherwise
          specified.

          1.3  INTERPRETATION NOT AFFECTED BY HEADING, ETC.

               The division of this Agreement into articles, sections, paragraphs and other portions and the insertion of headings are for  convenience  of reference  only  and  shall not  affect  the construction or interpretation of this Agreement. The words "this
          Agreement",   "hereof",  "herein"  and  "hereunder"  and  similar
          expressions refer to this Agreement and not to any particular article, section, paragraph or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

          1.4  NUMBER AND GENDER

               Unless the subject matter or context requires the contrary, words importing the singular number only shall include the plural and vice versa; words importing the use of any gender shall include all genders; and words importing persons shall include firms and corporations.

          1.5  DATE FOR ANY ACTION

               In the event that any date on which any action is required to be taken hereunder by either of the parties hereto is not a Business Day, in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day.

                                      ARTICLE 2

                                     ARRANGEMENT

          2.1  ARRANGEMENT

               The Amalgamating Companies have agreed to perform the Arrangement pursuant to the provisions of Section 276 of the Act whereby they shall amalgamate and holders of Industra Shares, Industra Options and Industra Exchange Rights shall receive, on the terms and subject to conditions contained in this Agreement and the Plan of Arrangement, American Eco Common Shares, American Eco Options and American Eco Exchange Rights, respectively, on the following basis:

               (a)  .425  American  Eco  Common  Shares  for  each Industra
                    Share;

               (b)  One American Eco Option for each Industra Option; and

               (c) American Eco Exchange Rights entitling the holders to acquire .425 American Eco Shares for each one Industra Share that such holder would have been entitled to acquire pursuant to any Industra Exchange Right.

          2.2  EFFECTIVE DATE OF ARRANGEMENT

               The Arrangement shall become effective at 12:01 a.m. (Pacific Standard Time), on the Effective Date and at such time, the Amalgamating Companies shall merge on the terms and subject to the conditions contained in this Agreement.

                                      ARTICLE 3

                            REPRESENTATIONS AND WARRANTIES

          3.1  REPRESENTATIONS AND WARRANTIES OF INDUSTRA

          Industra represents and warrants to and in favour of 519742 and American Eco as follows and acknowledges that each of 519742 and American Eco is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

          (a)Industra is duly organized and is validly existing as a company under the laws of the Province of British Columbia and has the corporate power and authority to own or lease its property and assets and to carry on its business as is now being carried on;

               (b) Industra has the corporate power and authority to enter into this Agreement and, subject to obtaining the requisite approvals contemplated herein, to perform its obligations hereunder;

               (c) the execution and delivery of this Agreement by Industra and the performance by Industra of its obligations hereunder and under the Arrangement have been duly authorized by the Board of Directors of Industra and this Agreement constitutes a valid and binding obligation of Industra enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally;

               (d) as at the date hereof, the authorized share capital of Industra consists of 10,000,000 common shares without par value and such shares have the attributes described in the Industra Information Circular;

               (e) as at the date hereof, the issued share capital of Industra consists of 3,687,500 all of which are issued and outstanding as fully paid and non-assessable;

               (f) no person holds any securities convertible into any shares of Industra or has any agreement, warrant or option or right capable of becoming an agreement, warrant or option for the purchase of any unissued shares of Industra except for Industra Exchange Rights held by William Austin, Lee Reisinger and John Wong pursuant to agreements entered into with Industra entitling the holders to acquire 65,000 Industra Shares and stock options granted by Industra pursuant to its stock option plan;

               (g) the execution and delivery of this Agreement by Industra and the completion of the transactions contemplated herein: (i) do not and will not result in the breach of, or violate any term or provision of, the articles or by-laws of Industra; (ii) will not as of the Effective Date conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by any agreement, instrument, licence, permit or authority to which Industra is a party or by which it is bound and which is material to Industra, or to which any material property of Industra is subject or result in the creation of any lien, charge or encumbrance upon any of the material assets of Industra under any such agreement or instrument, or give to others any material interest or right, including rights of purchase, termination, cancellation or acceleration, under any such agreement, instrument, licence, permit or authority; and (iii) do not and will not as of the Effective Date violate any provision of law or administrative regulation or any judicial or administrative award, judgment or decree applicable and known to Industra (after due inquiry), the breach of which would have a material adverse effect on Industra;


               (h) the financial statements of Industra contained in the Industra Information Circular present fairly the financial position of Industra at the date thereof and the results of operations and the changes in its financial position for the period indicated and have been prepared in accordance with accounting principles generally accepted in Canada;

               (i) except as disclosed in the Industra Information Circular, there has been no material adverse change in the business or condition, financial or otherwise, of Industra, from that shown in the financial statements referred to in Section 3.1(h);

               (j) there are no known or anticipated material liabilities of Industra of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any commitments whether or not determined or determinable in respect of which Industra is or may become liable other than the liabilities disclosed on, reflected in or provided for in the financial statements referred to in Section 3.1(h) or reflected in the Industra Information Circular incurred in the ordinary course of business;

               (k) the corporate records and minute books of Industra as required to be maintained by it under the laws of its jurisdiction of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors and shareholders and all resolutions consented to in writing;

               (l) Industra owns good and marketable title to its property and assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising which would have a materially adverse effect on the property or assets of Industra except as disclosed in the Industra Information Circular,

               (m) Industra has duly filed on a timely basis all tax returns required to be filed by it and has paid all taxes which are due and payable and has paid all assessments and reassessments and all other taxes, governmental charges, penalties, interest and fines due and payable on or before the date hereof; adequate provision has been made for taxes payable for the current period for which tax returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by or payment or any tax, governmental charge or deficiency against Industra;

               (n) Industra has withheld from each payment made to any of its officers, directors, former directors and employees the amount of all taxes including without limitation, income tax and other deductions required to be withheld therefrom and has paid the same to the proper tax and other receiving officers within the time required under any applicable tax legislation;

               (o) to the best of the knowledge of Industra (after due inquiry), there are no actions, suits, proceedings or investigations commenced, contemplated or threatened against or affecting Industra, at law or in equity, before or by any governmental department, commission, board, bureau, court, agency, arbitrator or instrumentality, domestic or foreign, of any kind nor, to the best of the knowledge of Industra (after due inquiry), are there any existing facts or conditions which may reasonably be expected to be a proper basis for any actions, suits, proceedings or investigations which in any case would prevent or hinder the consummation of the transactions contemplated by this Agreement or the Arrangement, or which can reasonably be expected to have a material adverse eflfect on the business, operations, properties, assets or affairs, financial or otherwise, of Industra, either before or after the Effective Date and other than those contained in the Industra Information Circular, and

               (p) the information set forth in the Industra Information Circular relating to Industra and its business and property and the effect of the Arrangement thereon is true, correct and complete in all material respects and does not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made.

          3.2  REPRESENTATIONS AND WARRANTIES OF 519742

               519742 represents and warrants to and in favour of Industra as follows and acknowledges that Industra is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

               (a) 519742 is duly organized and is validly existing as a company under the laws of the Province of British Columbia and has the corporate power and authority to own or lease its property and assets and to carry on its business as is now being carried on;

               (b) 519742 has the corporate power and authority to enter into this Agreement and, subject to obtaining the requisite approvals contemplated herein, to perform its obligations hereunder,

               (c) the execution and delivery of this Agreement by 519742 and the performance by 519742 of its obligations hereunder and under the Arrangement have been duly authorized by the Board of Directors of 519742 and by American Eco, the sole shareholder of 519742, and this Agreement constitutes a valid and binding obligation of 519742 enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally;

               (d) the execution and delivery of this Agreement by 519742 and the completion of the transactions contemplated herein: (i) does not and will not result in the breach of, or violate any term or provision of, the articles or by-laws of 519742; (ii) will not as of the Effective Date conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by any agreement, instrument, licence, permit or authority to which 519742 is a party or by which it is bound and which is material to 519742, or to which any material property of 519742 is subject or result in the creation of any lien, charge or encumbrance upon any of the material assets of 519742 under any such agreement or instrument, or give to others any material interest or right, including rights of purchase, termination, cancellation or acceleration, under any such agreement, instrument, licence, permit or authority, and (iii) do not and will not as of the Effective Date violate any provision of law or administrative regulation or any judicial or administrative award, judgment or decree applicable and known to 519742 (after due inquiry), the breach of which would have a material adverse effect on 519742;

               (e) there are no known or anticipated material liabilities of 519742 of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any commitments whether or not determined or determinable in respect of which 519742 is or may become liable;

               (f) the corporate records and minute books of 519742 as required to be maintained by it under the laws of its jurisdiction of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors and shareholders and all resolutions consented to in writing; and

               (g) to the best of the knowledge of 519742 (after due inquiry), there are no actions, suits, proceedings or other investigations commenced, contemplated or threatened against or affecting 519742, at law or in equity, before or by any governmental department, commission, board, bureau, court, agency, arbitrator or instrumentality, domestic or foreign, of any kind nor, to the best of the knowledge of 519742 (after due inquiry), are there any existing facts or conditions which may reasonably be expected to be a proper basis for any actions, suits, proceedings or investigations which in any case would prevent or hinder the consummation of the transactions contemplated by this Agreement, or which can reasonably be expected to have a material adverse effect on the business, operations, properties, assets or affairs, financial or otherwise, of 519742, either before or after the Effective Date and other than those contained in the 519742 Information Circular.

          3.3  REPRESENTATIONS AND WARRANTIES OF AMERICAN ECO

               American Eco represents and warrants to and in favour of Industra as follows and acknowledges that Industra is relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

               (a) American Eco is duly organized and is validly existing as a corporation under the laws of the Province of Ontario and has the corporate power and authority to own or lease its property and assets and to carry on its business as is now being carried on;

               (b) American Eco has the corporate power and authority to enter into this Agreement and, subject to obtaining the requeisite approvals contemplated herein, to perform its obligations hereunder;

               (c) the execution and delivery of this Agreement by American Eco and the performance by American Eco of its obligations hereunder and under the Arrangement have been duly authorized by the Board of Directors of American Eco and this Agreement constitutes a valid and binding obligation of American Eco enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally;

               (d) as at the date hereof the authorized share capital of American Eco consists of an unlimited number of American Eco Common Shares and an unlimited number of Preference Shares and such shares have the attributes described in the Industra Information Circular;

               (e) as the date hereof, the issued share capital of American Eco consists of 13,822,092 American Eco Common Shares which are issued and outstanding as fully paid and non-assessable;

               (f) except for 472,100 American Eco Common Shares issuable pursuant to the exercise of stock options granted to certain of firms, directors and full-time employees of American Eco 858,000 American Eco Common Shares issuable upon the exercise of share purchase warrants, 333,333 American Eco Common Shares issuable upon the conversion of secured debentures, 500,000 American Eco Common Shares and 500,000 warrants issuable subject to certain performance requirements, and the 89,206 American Eco Common Shares to be issued pursuant to the Arrangement, no person holds any securities convertible into any shares of American Eco or has any agreement, warrant or option or right capable of becoming an agreement, warrant or option for the purchase of any unissued shares of American Eco;

               (g) the execution and delivery of this Agreement by American Eco and the completion of the transactions contemplated herein: (i) does not and will not result in the breach of, or violate any term or provision of, the articles or by-laws of American Eco; (ii) will not as of the Effective Date conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by any agreement, instrument, licence, permit or authority to which American Eco is a party or by which it is bound and which is material to American Eco, or to which any material property of American Eco is subject or result in the creation of any lien, charge or encumbrance upon any of the material assets of American Eco under any such agreement or instrument, or give to others any material interest or right, including rights of purchase, termination, cancellation or acceleration, under any such agreement, instrument, licence, permit or authority; and (iii) do not and will not as of the Effective Date violate any provision of law or administrative regulation or any judicial or administrative award, judgment or decree applicable and known to American Eco (after due inquiry), the breach of which would have a material adverse effect on American Eco;

               (h) the financial statements of American Eco contained in the Industra Information Circular present fairly the financial position of American Eco at the date thereof and the results of operations and the changes in its financial position for the period indicated and have been prepared in accordance with accounting principles generally accepted in Canada;

               (i) except as disclosed in the Industra Information Circular, there has been no material adverse change in the business or condition, financial or otherwise, of American Eco, from that shown in the financial statements referred to in Section 3.3;

               (j) there are no known or anticipated material liabilities of American Eco of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any commitments whether or not determined or determinable in respect of which American Eco is or may become liable other than the liabilities disclosed on, reflected in or provided for in the financial statements referred to in Section 3.3(h) or reflected in the Industra Information Circular or incurred in the ordinary course of business;

               (k) the corporate records and minute books of American Eco as required to be maintained by it under the laws of its jurisdiction of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors and shareholders and all resolutions consented to in writing;

               (l) American Eco owns good and marketable title to its property and assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising which would have a materially adverse effect on the property or assets of American Eco except as disclosed in the Industra Information Circular;

               (m) American Eco has duly filed on a timely basis all tax returns required to be filed by it and has paid all taxes which are due and payable and has paid all assessments and reassessments and all other taxes, governmental charges, penalties, interest and fines due and payable on or before the date hereof; adequate provision has been made for taxes payable for the current period for which tax returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by or payment or any tax, governmental charge or deficiency against American Eco;

               (n) American Eco has withheld from each payment made to any of its officers, directors, former directors and employees the amount of all taxes including without limitation, income tax and other deductions required to be withheld therefrom and has paid the same to the proper tax and other receiving officers within the time required under any applicable tax legislation; and

               (o) to the best of the knowledge of American Eco (after due inquiry), there are no actions, suits, proceedings or other investigations commenced, contemplated or threatened against or affecting American Eco, at law or in equity, before or by any governmental department, commission, board, bureau, court, agency, arbitrator or instrumentality, domestic or foreign, of any kind nor, to the best of the knowledge of American Eco (after due inquiry), are there any existing facts or conditions which may reasonably be expected to be a proper basis for any actions, suits, proceedings or investigations which in any case would prevent or hinder the consummation of the transactions contemplated by this Agreement or the Arrangement, or which can reasonably be expected to have a material adverse effect on the business, operations, properties, assets or affairs, financial or otherwise, of American Eco, either before or after the Effective Date and other than those contained in the Industra Information Circular.
                                      ARTICLE 4

                                      COVENANTS


          4.1  COVENANTS OF INDUSTRA

          Industra hereby covenants and agrees as follows:

               (a) until the Effective Date, Industra shall carry on business in the ordinary course and shall not enter into any transaction or incur any obligation or liability out of the ordinary course of its business, except as othcrwise contemplated in this Agreement or in the Industra Information Circular,

               (b)  until the Effective Date, Industra shall not:

                    (i) merge into or with, or amalgamate or consolidate with, or enter into any other corporate reorganization with, any other corporation or person except as otherwise contemplated in this Agreement or the Industra Information Circular,

                    (ii)  declare,  pay  or  make  distributions by  way  of
                         dividend, return of capital or otherwise to or for the benefit of its shareholders, except for the
                         payment  of  regular  dividends  payable   in  the
                         ordinary   course   to   shareholders    of   such
                         corporation; or

                    (iii)      purchase, redeem or  issue any of its  shares
                              or other securities convertible into shares or enter into any commitment or agreement therefor except pursuant to options or other rights outstanding as of the date hereof and referred to in paragraph (f) of Section 3.1 hereof.

               (c) Industra shall, in a timely and expeditious manner, file the Industra Information Circular in all jurisdictions where the same is required and mail the same to Industra Shareholders in accordance with the Interim Order and applicable law;

               (d) Industra shall not alter or amend its constating documents as the same exist at the date of this Agreement;

               (e) Industra shall furnish to the other parties hereto such information, in addition to the information contained in this Agreement, relating to the financial condition, business, properties and affairs of Industra as may reasonably be requested by the other parties hereto which information shall be true and complete in all material respects and shall not contain an untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances in which they are made, not misleading;

               (f) Industra shall use all reasonable efforts to apply for and obtain, as soon as practicable:

                    (i) the approval of the Industra Shareholders required for the implementation of the Arrangement;

                    (ii)  the Interim Order and  the Final Order as provided
                         for in Section 4.4 hereof; and

                    (iii)      such  other consents, orders and approvals as
                              counsel may advise are necessary or desirable for the implementation of the Arrangement, including those referred to in Section 5.1 hereof; and

               (g) subject to the satisfaction or waiver of the conditions contained in Sections 5.1 and 5.2 hereof, Industra shall perform the obligations required to be performed by it under the Arrangement and shall do any such other acts and things as may be necessary or required in order to give effect to the Arrangement.

          4.2  COVENANTS OF 519742

               519742 hereby covenants and agrees as follows:

               (a) until the Effective Date, 519742 shall carry on business in the ordinary course and shall not enter into any transaction or incur any obligation or liability except as otherwise contemplated in this Agreement;

               (b)  until the Effective Date, 519742 shall not:

                    (i) merge into or with, or amalgamate or consolidate with, or enter into any other corporate reorganization with, any other corporation or person except as otherwise contemplated in this Agreement; or

                    (ii) declare,  pay  or  make  distributions  by way  of
                         dividend, return of capital or otherwise to or for the benefit of its shareholders, except for the payment of regular dividends payable in the ordinary course to shareholders of such corporation; or

                    (iii) purchase, redeem or issue any of its shares or other securities convertible into shares or enter into any commitment or agreement therefor.

               (c)  519742  shall  not   alter  or  amend   its  constating
                    documents as the same exist at the date of this Agreement;

               (d) 519742 shall furnish to Industra such information, in addition to the information contained in this Agreement, relating to the financial condition, business, properties and affairs of 519742 as may reasonably be requested by Industra which information shall be true and complete in all material respects and shall not contain an untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances in which they are made, not mislcading;

               (e) 519742 shall use all reasonable efforts to apply for and obtain, as soon as practicable:

                    (i) the Interim Order and the Final Order as provided for in Section 4.4 hereof; and

                    (ii) such  other  consents,  orders  and  approvals  as
                         counsel may advise are necessary or desirable for the implementation of the Arrangement, including those referred to in Section 5.1 hereof; and

               (f) subject to the satisfaction or waiver of the conditions contained in Sections 5.1 and 5.2 hereof, 519742 shall perform the obligations required to be performed by it under the Arrangement and shall do any such other acts and things as may be necessary or required in order to give effect to the Arrangement.

          4.3  COVENANTS OF AMERICAN ECO

               American Eco hereby covenants and agrees as follows:

               (a) until the Effective Date, American Eco shall carry on business in the ordinary course and shall not enter into any transaction or incur any obligation or liability except as otherwise contemplated in this Agreement or in the Industra Information Circular;

               (b)  until the Effective Date, American Eco shall not:
                    (i) merge into or with, or amalgamate or consolidate with, or enter into any other corporate reorganization with, any other corporation or person except as otherwise contemplated in this Agreement or the Industra Information Circular; or


                    (ii) declare,  pay  or  make  distributions  by  way of
                         dividend, return of capital or otherwise to or for the benefit of its shareholders, except for the payment of regular dividends payable in the ordinary course to shareholders of such corporation; or

                    (iii) purchase, redeem or issue any of its shares or other securities convertible into shares or enter into any commitment or agreement therefor except pursuant to options or other rights outstanding as of the date hereof and referred to in paragraph (f) of Section 3.3 hereof.

               (d) American Eco shall not alter or amend its constating documents as the same exist at the date of this Agreement;

               (e) American Eco shall furnish to the other party hereto such information, in addition to the information contained in this Agreement, relating to the financial condition, business, properties and affairs of American Eco as may reasonably be requested by the other party hereto which information shall be true and complete in all material respects and shall not contain an untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances in which they are made, not misleading;

               (f)  American  Eco  shall  provide  or  use  all  reasonable
                    efforts   to  apply   for  and   obtain,  as   soon  as
                    practicable:

                    (i) the approval of American Eco as the sole shareholder of 519742 required for the implementation of the Arrangement;
                    (ii) such  other  consents,  orders  and  approvals  as
                         counsel may advise are necessary or desirable for the implementation of the Arrangement, including those referred to in Section 5.1 hereof; and

               (g) subject to the satisfaction or waiver of the conditions contained in Sections 5.1 and 5.2 hereof, American Eco shall perform the obligations required to be performed by it under the Arrangement and shall do any such other acts and things as may be necessary or required in order to give effect to the Arrangement.

          4.4  INTERIM ORDER AND FINAL ORDER

               Industra and 519742 covenant and agree that they will, as soon as reasonably practicable, apply to the Court for the Interim Order providing for, among other things, the calling and holding of the Industra Special Meeting for the purpose of considering and, if deemed advisable, approving the Arrangement and that, if the approval of the Arrangement as set forth in the Interim Order is obtained, thereafter Industra and 519742 will take the necessary steps to submit the Arrangement to the Court and apply for the Final Order in such fashion as the Court may direct and, as soon as practicable thereafter, and subject to compliance with any other conditions provided for in Article 5 hereof, file the Final Order with the Registrar on the Effective Date.

          4.5  OTHER COVENANTS

               The parties hereto agree that, subject to the limitations imposed by the Act, all rights of indemnification in favour of present or former directors and officers of each of Industra and 519742 with respect to actions taken in their capacities as directors or officers of each of Industra and 519742 prior to the Arrangement becoming effective as provided in the by-laws of each of Industra and 519742 in effect on the date hereof and in any indemnification agreement between any of such directors or officers and each of Industra and 519742 in effect as at the date hereof shall survive the Arrangement and continue in full force and effect.

                                      ARTICLE 5

                                      CONDlTIONS

          5.1  MUTUAL CONDITIONS PRECEDENT

          The respective obligations of the parties hereto to complete the transactions contemplated by this Agreement and to file the Final Order with the Registrar to give effect to the Arrangement shall be subject to the satisfaction, on or before the Effective Date, of the following conditions, none of which may be waived by any party hereto in whole or in part:

               (a) the Arrangement, with or without amendment, shall have been approved at the Industra Special Meeting and shall have been approved by American Eco, the sole shareholder of 519742 in accordance with the Interim Order and the Arrangement shall otherwise have been approved by the requisite majority of persons entitled or required to vote thereon as determined by the Court;


               (b) the Interim Order and Final Order shall have been obtained in form and substance satisfactory to each party hereto;

               (c) all consents, orders and approvals, including regulatory and judicial approvals and orders, required or necessary for the completion of the transactions provided for in this Agreement and the Arrangement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances including without limitation, The Toronto Stock Exchange and pursuant to the Securities Act (British Columbia) and the comparable securities legislation of the other provinces of Canada in which either Industra or American Eco is a reporting issuer,

               (d) there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement and the Arrangement;


               (e) any approval advised by counsel to American Eco to be necessary or desirable shall have been received from The Toronto Stock Exchange (in connection with the listing of the American Eco Common Shares issuable under the Arrangement);

               (f) none of the consents, orders, regulations or approvals contemplated herein shall contain terms or conditions or require undertakings or security deemed unsatisfactory or unacceptable by the parties hereto;

               (g) the issuance of the American Eco Common Shares pursuant to the Arrangement will have been approved by all nccessary corporate action to permit such American Eco Common Shares to be issued as fully paid and non-assessable and will be exempt from the registration and prospectus requirements of applicable securities laws in each of the Provinces of Canada in which Industra Shareholders are resident; and

               (h)  this  Agreement shall  not have  been  terminated under
                    Article 8 hereof.

          5.2  CONDITIONS TO OBLIGATIONS OF EACH PARTY

               The obligation of each party to complete the transactions contemplated by this Agreement is further subject to the condition, which may be waived by such party without prejudice to its right to rely on any other condition in favour of such party, that the covenants of each other party hereto to be performed on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed by such party and that, except as affected by the transactions contemplated by this Agreement, the representations and warranties of each other party hereto shall be true and correct in all material respects as at the Effective Date, with the same effect as if such representations and warranties had been made at and as of such time, and each such party shall have received a certificate, dated the Effective Date, of a senior officer of the other party confirming the same.

          5.3  MERGER OF CONDITIONS

               The conditions set out in Sections 5.1 and 5.2 hereof shall be conclusively deemed to have been satisfied, waived or released on the filing by Industra and 5l9742 of the Final Order with the Registrar.

                                      ARTICLE 6

                                     AMALGAMATION

          6.1  AMALGAMATION OF AMALGAMATING COMPANIES

               The Amalgamating Companies do hereby agree to amalgamate as part of the Arrangement pursuant to the provisions of the Act and to continue as one company on the terms and conditions set forth in this Arrangement Agreement. On the Effective Date, the amalgamation of the Amalgamating Companies, and their continuation as one company shall become effective; the property of each Amalgamating Company shall continue to be the property of the Amalgamated Company; the Amalgamated Company shall continue to be liable for the obligations of each Amalgamating Company, any existing cause of action, claim or liability to prosecution shall be unaffected; any civil, criminal or administrative action or proceeding pending by or against any Amalgamating Company may be continued to be prosecuted by or against the Amalgamated Company; any conviction against, or ruling under a judgment in favour of or against an Amalgamating Company may be enforced by or against the Amalgamated Company.

                                      ARTICLE 7

                   EXCHANGE OF SHARES, OPTIONS AND EXCHANGE RIGHTS

          7.1  EXCHANGE OF SHARES

               On the Effective Date:

               (a) subject to the provisions of Section 7.2 each Industra shareholder, other than American Eco, shall receive, instead of shares of the Amalgamated Company, .425 American Eco Common Shares in exchange for each
                    Industra Share held by such shareholder and the Industra Shares thus exchanged shall be cancelled; and in consideration of the issue by American Eco of the American Eco Common Shares, the Amalgamated Company shall issue to American Eco one (1) fully paid common share of the Amalgamated Company for each American Eco Common Share so issued;

               (b) each shareholder of 519742 shall receive one (1) issued and fully paid common share of the Amalgamated Company in exchange for each issued and outstanding common share of 519742 held by such shareholder, and such shares of 519742 thus exchanged shall be cancelled; and


               (c) the issued and outstanding Industra Shares held by American Eco shall be converted into common shares of the Amalgamated Company;

               (d) holders of Industra Options shall have such options cancelled and exchanged for American Eco Options on a one for one basis, exercisable at a price equal to the greater of 2.35 times the exercise price of the Industra Options and the market price of the American Eco Common Shares on The Toronto Stock Exchange on November 13, 1996; and

               (e) holders of Industra Exchange Rights shall have such rights cancelled and exchanged for American Eco Common Exchange Rights entitling the holders to acquire 0.425 American Eco Common Shares upon exercise for each Industra Share such holders would have been entitled to receive upon exercise of their Industra Exchange Rights.

          7.2  NO SHARES IN FRACTIONS

               No fractional American Eco Common Shares will be issued.

                                      ARTICLE 8

                              TERMINATION AND AMENDMENT

          8.1  TERMINATION

          (a)Subject to any agreement of Industra, 519742 and American Eco to the contrary, this Agreement shall forthwith terminate in the event that:

          (i)the Industra Shareholders fail to approve the Arrangement at the Industra Special Meeting;

                    (ii) a final determination from  the Court or any court
                         of appeal denies the  granting of the Final Order;
                         or

                    (iii) the Arrangement is not effected prior to February 28, 1997 and any party hereto wishes to terminate the Arrangement and gives written notice to the other parties of termination.

               (b) This Agreement may be terminated at any time before the Arrangement becomes effective:

                    (i) by Industra if there shall have been a breach by 519742 or American Eco of an obligation or covenant contained in this Agreement or a breach of any of the representations and warranties contained in this Agreement on the part of 519742 or American Eco and such breach shall not have been waived by Industra; or

                    (ii) by 519742 or American Eco if there shall have been
                         a breach by Industra of an obligation or covenant contained in this Agreement or a breach of any of the representations and warranties on the part of Industra contained in this Agreement by Industra and such breach shall not have been waived by 519742 or American Eco.

          8.2  EFFECT OF TERMINATION

               Upon the  termination of this Agreement  pursuant to Section
          8.1 hereof, neither party shall have any liability or further obligation to the other party other than liability of one party to another for breach of the provisions of this Agreement.

          8.3  AMENDMENT

               This Agreement may, at any time and, from time to time before and after the holding of the Industra Special Meeting, but not later than the Effective Date, be amended by written agreement of the parties hereto (or, in the case of a waiver, by written instrument of the party giving the waiver) without, subject to applicable law, further notice to or authorization on the part of the security holders of Industra, or the Court. Without limiting the generality of the foregoing, any such amendment may:

               (a)  change  the   time  for  performance  of   any  of  the
                    obligations or acts of the parties hereto;

               (b) waive any inaccuracies or modify any representation contained herein or in any documents to be delivered pursuant hereto; and

               (c) waive compliance with or modify any of the covenants herein contained or waive or modify performance of any of the obligations of the parties hereto;

          provided that, notwithstanding the foregoing, the terms of the Arrangement and this Agreement shall not be amended in a manner prejudicial to the Industra Shareholders without the approval of such shareholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

          8.4  AMENDMENT RESULTING FROM FINAL ORDER

               This Agreement and the Arrangement may be amended in accordance with the Final Order by written agreement of the parties hereto.

                                      ARTICLE 9

                                  GENERAL PROVISIONS

          9.1  NOTICES

               All notices that may be or are required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be deemed to be validly given or served personally or by telecopy, in each case to the attention of a senior officer and in each case addressed to the particular party at:

               If to 519742 or American Eco:      11011 Jones Road,
                                             Houston, Texas 77070

                                             Attention:  Michael McGinnis
                                             Telecopier:  (281) 774-7005

               with a copy to:                    Cassels Brock & Blackwell
                                             Suite 2100, Scotia Plaza
                                             40 King Street West
                                             Toronto, Ontario
                                             M5H 3C2

                                             Attention:  Mark Young
                                             Telecopier:  (416) 869-5380

               If to Industra:                    401 Salter Street
                                             New    Westminster,    British
          Columbia
                                             V3M 5Y1

                                             Attention:  Wayne Shaw
                                             Telecopier:  (604) 521-3057

               with a copy to:                    Sangra, Moller
                                             1900 700 West Georgia Street
                                             P.O. Box 10354, Pacific Centre
                                             Vancouver, British Columbia
                                             V7Y 1G5

                                             Attention: Kim C. Moller
                                             Telecopier: (604) 669-8803

          or such other addresses or telecopy numbers of which a party may, from time to time, advise the other party hereto by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery thereof, or in the case of notice sent by telecopy, the date of successful transmission thereof if given during normal business hours and on the date during which such normal business hours next occur if not given during such hours.

          9.2  APPLICABLE LAW

               This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

          9.3  ASSIGNMENT

               This Agreement and all the provisions hereof shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights hereunder or under the Arrangement shall be assigned by any party hereto without the prior written consent of the other party hereto.

          9.4  COUNTERPARTS

               This Agreement may be executed in two or more counterparts, each of which shall when delivered (either in originally executed form or by facsimile transmission) shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.5  BINDING EFFECT

               This Agreement and the Arrangement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

          9.6  TIME OF THE ESSENOE

               Time shall of the essence of this Agreement.

          9.7  ENTIRE AGREEMENT

               This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, among the parties with respect to the subject matter hereof.

               IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first written above.



                                        INDUSTRA SERVICE CORPORATION
                                        Per: /s/ WAYNE SHAW
					    ----------------------

                                        519742 B.C. LTD.

 	                               Per: /s/ WAYNE SHAW
					   ------------------------

                                        AMERICAN ECO CORPORATION

                                        Per: /s/ MICHAEL McGINNlS
					    ---------------------